Taxes on Income	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
TAXES ON INCOME

NOTE 15:- TAXES ON INCOME

a.	General:

Israeli tax rate:

The Corporate tax rate in Israel relevant to the Company in 2020, 2021 and 2022 - 23%.

United States:

The Company’s subsidiaries are separately taxed under the U.S. tax laws at a corporate rate of 21%.

b.	Loss before income taxes:

The following are the domestic (i.e. Israeli) and foreign components of the Company’s loss before income taxes:

	Year ended December 31,
	2022	2021	2020

Domestic	$(40,494)	$(58,092)	$(15,625)
Foreign	-	-	-

Total	$(40,494)	$(58,092)	$(15,625)

c.	Taxes on income:

The reconciliation of the income tax benefit that would result from applying the Israeli statutory tax rate to the Company’s reported income tax (benefit) is as follows:

	Year ended December 31,
	2022	2021	2020

Loss before income taxes, as reported in the consolidated statements of operations	$40,494	$58,092	$15,625
Statutory tax rate	23%	23%	23%

Income tax benefit at statutory tax rate	$(9,314)	$(13,361)	$(3,594)
Effect of Non-deductible expenses	475	6,129	371
Remeasurement of deferred taxes from currency exchange	3,517	209	(1,093)
Change in valuation allowance	5,322	7,023	4,316

Reported income taxes benefit	$-	$-	$-

d.	Net operating loss carryforward:

As of December 31, 2022, the Company had a net operating loss carryforward for Israeli tax purposes of approximately $95,612. These net operating loss carryforwards can be carried forward and offset against taxable income indefinitely.

e.	Deferred tax assets and liabilities:

Deferred tax assets and liabilities are recognized for the tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and for carryforwards.

The principal components of the Company’s deferred tax assets are as follows:

	December 31
	2022	2021
Deferred tax assets:
Net operating loss carry forwards	$21,991	$16,241
Research and development	4,834	5,165
Employees and payroll accrual	272	365
Property and equipment	57	61

Total deferred tax assets	27,154	21,832

Valuation allowance	(27,154)	(21,832)

Deferred tax assets, net of valuation allowance	$-	$-

Based on the available evidence, management believes that it is more likely than not that certain of its deferred tax assets relating to net operating loss carryforwards and other temporary differences in Israel will not be realized and accordingly, a valuation allowance has been provided.

f.	Tax assessments:

The Company has not received final tax assessments since its incorporation.

g.	Unrecognized Tax Benefits:

As of December 31, 2022, 2021 and 2020, the Company did not have any unrecognized tax benefits and does not expect that the amount of unrecognized tax benefits will change significantly within the next 12 months. The Company’s accounting policy is to accrue interest and penalties related to an underpayment of income taxes as a component of income tax expense.